UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 19, 2008

HILLENBRAND INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Indiana	1-6651	35-1160484
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1069 State Route 46 East Batesville, Indiana	47006-8835
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (812) 934-7000

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

In connection with the previously announced anticipated distribution by Hillenbrand Industries, Inc. of all of the shares of Batesville Holdings, Inc. to Hillenbrand Industries’ shareholders, Hillenbrand Industries has prepared unaudited pro forma consolidated financial statements to reflect the distribution, including unaudited pro forma consolidated statements of income for the three-month periods ended December 31, 2007 and 2006, along with the years ended September 30, 2007, 2006 and 2005 and an unaudited pro forma consolidated balance sheet as of December 31, 2007. These unaudited pro forma consolidated financial statements are attached as Exhibit 99.A hereto and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.A	Unaudited Pro Forma Consolidated Financial Statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HILLENBRAND INDUSTRIES, INC.

DATE: February 19, 2008

BY: /S/ Gregory N. Miller

Gregory N. Miller
Senior Vice President and
Chief Financial Officer

DATE: February 19, 2008

BY: /S/ Richard G. Keller

Richard G. Keller
Vice President – Controller and
Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description

99.A	Unaudited Pro Forma Consolidated Financial Statements.